                                                                   Exhibit 10.1


                              PROTECTION ONE, INC.


                             1994 STOCK OPTION PLAN
                     (As amended through Janaury 29, 1997)


1.       PURPOSE.

                 The purposes of this 1994 Stock Option Plan (THIS "PLAN") are to provide long-term incentives and rewards to directors, officers and key employees of Protection One, Inc., a Delaware corporation (THE "COMPANY"), and of the Company's subsidiaries, to assist the Company and its subsidiaries in attracting and retaining such individuals on a basis competitive with industry practices, to align their interests with those of the Company's stockholders, and to provide additional compensation to them.


2.       EFFECTIVE DATE.

                 This Plan shall be effective as of the date of its adoption by the Board of Directors of the Company (THE "ADOPTION DATE"), subject to the approval of this Plan by the holders of a majority of the issued and outstanding shares of the Class A Common Stock of the Company (THE "COMMON STOCK") and the voting preferred stock of the Company, voting together as a single class and with each share of such preferred stock entitled to the number of votes determined in accordance with Section 9(a) of Article IV of the Company's Restated Certificate of Incorporation (THE DATE ON WHICH THE HOLDERS SO APPROVE THE PLAN TO BE REFERRED TO HEREIN AS THE "APPROVAL DATE"). Grants of "Options" (as hereinafter defined) may be made under this Plan on and after the Adoption Date, but all rights of the participants shall be subject to such stockholder approval of this Plan. In the event such stockholder approval is not obtained, all Options under this Plan shall be null and void ab initio.


3.       ADMINISTRATION OF THIS PLAN.

         3.1 This Plan shall be administered by the Board of Directors or a committee thereof designated by the Board of Directors, which committee (THE "COMMITTEE") may be the Compensation Committee of the Board of Directors as shall be designated by the Board of Directors; provided, however, that with respect to grants of Options to persons who are then subject to Section 16 of the Securities Exchange Act of 1934, as amended (THE "1934 ACT"), the Plan shall at all times be administered so as to permit the Plan to comply with Rule 16b-3 under the 1934 Act or any successor thereto ("RULE 16B-3") and that any Committee shall be so constituted so as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws and of the Internal Revenue Code of 1986, as from time to time amended (THE "IRC"). Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither directors nor officers of the Company. If and to the extent the Plan is then being administered by the Board, the Board shall have all authority and each and all of the powers granted to the Committee by this Plan (including, without limitation, Sections 3.2, 3.3, 3.4 and 6).

         3.2 The Committee shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of this Plan, to take any and all actions required or permitted to be taken under this Plan. Such full power and authority shall include, without limitation, the actions set forth in Section 6, the making of all required or appropriate determinations under this Plan, and the adoption, amendment and recision of such rules and regulations relating to this Plan as the Committee shall determine in its discretion (THE "RULES"); in each case subject to the express provisions of this Plan.

         3.3 The interpretation or construction by the Committee of this Plan, any Option or "Agreement" (as hereinafter defined) or any Rule and all determinations by the Committee shall in each case be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the Board of Directors. No member of the Committee shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith.

         3.4 The Committee shall determine the "fair market value" of the Common Stock from time to time for purposes of this Plan in accordance with such procedures for the determination thereof as the Committee shall determine.


4.       PARTICIPANTS.

                 Participants in this Plan shall be directors, officers and key employees of the Company or its subsidiaries selected by the Committee.
Nothing set forth in this Plan or in any Agreement shall confer upon any director, officer or employee any right to continue in the employ of the Company or its subsidiaries or as an officer of the Company, nor limit in any manner the right of the Company to terminate such office or employment for any reason whatsoever, with or without good cause. No employee or other person shall have any right to be granted an Option.


5.       SHARES OF STOCK SUBJECT TO THIS PLAN.

                 The shares of Common Stock available for issuance under this Plan pursuant to the exercise of "ISOs" or "NQSOs" (as each such term is hereinafter defined), shall consist of 1,300,000 shares of Common Stock in the aggregate, subject to adjustment as provided in Section 13. Such number of shares shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of Common Stock held in or acquired for the treasury of the Company. Should an Option be terminated for any reason without being exercised, or be cancelled in whole or in part, the shares of Common Stock subject to such Option shall again be available for issuance under this Plan.


6.       GRANT OF OPTIONS.

                 The Committee may from time to time, in its sole discretion, award to such directors, officers and key employees as the Committee designates options to purchase shares of the Common Stock (THE "OPTIONS"). In connection therewith, the Committee shall have full and final authority in its discretion, subject to the express provisions of this Plan, (i) in the case of each Option, to determine whether the Option shall be an incentive stock option (AN "ISO") pursuant to Section 422 of the IRC, as such section may from time to time be amended or supplemented ("SECTION 422"), or an Option that does not qualify under such
Section 422 (AN "NQSO"), (ii) to determine the time or times at which Options will be awarded, (iii) to determine the number of shares that may be purchased upon the exercise of each Option, (iv) to determine the amount payable by the participant upon the exercise of such Option (THE "EXERCISE PRICE"), which price shall not be less than the minimum specified in Section 7.1, (v) to determine the time or times when each Option shall become exercisable, the objectives or conditions, if any, to such exercise and the duration of the exercise period, and (vi) to prescribe the form or forms of the agreement or instrument reflecting the terms and conditions of each Option (THE "AGREEMENTS").

                 The Committee also shall have full power and authority to delegate to one or more of the executive officers of the Company, as the Committee deems appropriate, (i) the selection of participants to whom Options shall be granted; (ii) the determination of the number of shares of Common Stock purchasable upon the exercise of each such Option and the Exercise Price thereof; (iii) the other terms and conditions of each such Option and the applicable Agreement, including without limitation establishing the objectives and conditions, if any, for the earning or vesting of such Option; and (iv) the right to interpret and construe each provision of this Plan as applicable to such Option; provided, however, that no Option may be granted or other determination made pursuant to this paragraph to any person who (i) is a "covered employee" within the meaning of Section 162(m) of the IRC or who, in the Committee's judgment, is likely to be a covered employee at any time during the period the Option granted to such employee would be outstanding or (ii) an officer or other person subject to Section 16 of the 1934 Act.

7.       EXERCISE PRICE AND CONSIDERATION.

         7.1 The Exercise Price shall be determined by the Committee at the time of each grant of Options; provided, however, that the Exercise Price for an ISO shall not be less than 100% of the fair market value of the Common Stock on the date on which the ISO is granted and that the Exercise Price of any ISO granted to a person who, at the time of such grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or of subsidiary of the Company (A "TEN PERCENT HOLDER") shall be the price (currently 110% of fair market value of a share of Common Stock) required by the IRC in order to constitute an ISO.

         7.2 The Exercise Price shall be paid in cash, by check payable to the order of the Company, by the surrender of shares of the Common Stock having a fair market value (determined in accordance with Section 3.4 above) equal to the Exercise Price on the date on which the Option is exercised, or any combination of the foregoing. Notwithstanding the foregoing, the Exercise Price may also be paid by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a financial institution or broker-dealer approved by the Company to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay the Exercise Price, such instructions to be in such form is acceptable to the Committee; provided, however, that a participant may pay the Exercise Price pursuant to this sentence if and only if either (x) the Option being exercised is an NQSO, or
(y) the Option being exercised is an ISO and the Company is satisfied that the participant understands that the effect of such arrangement will be to cause a "disqualifying disposition" of the participant's shares and a loss to the participant of the favorable tax treatment of such ISO provided by the IRC.
The Committee may determine to cause the Company to lend directly to a participant some or all of the funds required to pay the Exercise Price, on such terms and subject to such conditions as the Committee may establish.


8.       MANNER OF EXERCISE.

                 Unless and to the extent otherwise provided in the applicable Agreement, and subject to the limitations set forth in this Plan, each Option may be exercised from time to time in whole or in part by the participant delivering to the Company at its main office (to the attention of the President and the Chief Financial Officer) written notice of the number of shares with respect to which the Option is being exercised accompanied by full payment to the Company of the Exercise Price of the shares being purchased; provided, however, that in the event the consideration is other than cash, such written notice shall include the participant's election to pay some or all of the Exercise Price as otherwise permitted by Section 7.2, in which case the participant shall have a reasonable time (as determined by the Committee) to arrange for the delivery to the Company of the balance of the Exercise Price or the agreement that will reflect the terms of such payment; and provided, further, that if payment of the Exercise Price is to be made in shares of Common Stock, the participant shall deliver to the Company stock certificates evidencing such shares properly endorsed for transfer in negotiable form. If someone other than the participant is exercising an Option, the person or persons so exercising the Option shall be required to furnish to the Company appropriate documentation that such person or persons have the full legal right and power to exercise the Option on behalf of and for the participant.


9.       DURATION AND PERIOD FOR EXERCISE OF OPTIONS.

         9.1 Each Option shall be exercisable on such date or dates and during such period as shall be determined by the Committee at the time of grant; provided, however, that (i) no ISO shall be exercisable after the expiration of 10 years after the grant date, (ii) no ISO granted to a Ten Percent Holder shall be exercisable after the expiration of five years after the grant date, and (iii) no Option shall be exercisable unless and until either a registration statement under the Securities Act of 1933, as amended, is in effect registering the shares of Common Stock to be issued upon exercise of the Options or, in the opinion of counsel for the Company, an exemption from registration is available. Subject to the foregoing, the Committee shall specify at the time each Option is granted, and shall set forth in the corresponding Agreement, the time or times at which, and in what amounts, the Option may be exercised.

         9.2 Upon the termination of the employment by the Company or its subsidiaries of a participant, such participant's rights to exercise an Option then held shall be as follows, subject to the authority of the Committee to shorten or extend the exercisability of an Option in its sole discretion (with the consent of the participant or the participant's legal representative in the case of an ISO):

                          (a) Death or Permanent and Permanent and Total Disability. If the employment is terminated by reason of the death or "permanent and total disability" as defined in Section 22(e)(3) of the IRC of the participant, each Option held by the participant on the date of termination shall terminate on the fixed expiration date of such Option; provided, however, that in the case of ISOs the date of termination shall be the date that is 12 months after the date of termination of employment if such date is earlier than the fixed expiration date of the Option.

                          (b) Other Disability. If the employment is terminated by reason of a disability of the participant that is not a "permanent and total disability" as defined in Section 22(e)(3) of the IRC, each Option held by the participant on the date of termination shall terminate on the fixed expiration date of such Option; provided, however, that in the case of ISOs the date of termination shall be the date that is three months after the date of termination of employment if such date is earlier than the fixed expiration date of the Option.

                          (c) Other Termination. If the employment is terminated by any reason other than death or disability, each Option held by the participant on the date of termination shall terminate on the earlier of (i) the date that is three months after the date of termination of employment, or (ii) the fixed expiration date of such Option.

         9.3 If the employment of a participant is terminated by reason of the "death or permanent and total disability" (as defined in Section 22(e)(3) of the IRC) of the participant, all Options held by such participant shall become immediately vested, notwithstanding any conditions to the vesting of such Options set forth herein or in the Agreement reflecting such Options. If the employment of a participant is terminated by any reason other than the death or permanent and total disability of the participant, all Options not vested as of the time of termination shall be forfeited, subject to the authority of the Committee to authorize, in the applicable Agreement, at the time of termination or otherwise, the immediate vesting of all or such portion of such Options as it may determine. The Committee shall have the authority to accelerate the vesting of all or some portion of the Options notwithstanding any conditions to vesting of such Options set forth herein or in the Agreement reflecting such Options.

         9.4 The Options of a participant who dies shall be exercisable by a legatee or legatees of such Options under the participant's last will, or by such participant's executor, personal representative or distributee. However, in the event of a participant's death after the date of termination of employment (which termination was for a reason other than the death of the participant), such deceased's participant's Options shall expire in accordance with their terms as if such participant were still living.

         9.5 The Committee shall have the authority to determine the reason for and date of termination of employment of each participant (including but not limited to determining whether a termination is by reason of disability), which determination shall be final, binding and conclusive on all interested parties.


10.      LIMITATION ON GRANT OF ISO'S.

         10.1 The aggregate fair market value (determined as of the time the Option is granted) of the shares of Common Stock for which ISO's may first be exercisable by an participant during any calendar year shall not exceed $100,000 or such other amount as may be established by the Code.

         10.2 No ISO may be granted under this Plan after the 10th anniversary of the Adoption Date.

         10.3 No ISO may be granted to any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

11.      ACCELERATION OF OPTIONS.

         11.1 In the event that the Company enters into one or more agreements to dispose of all or substantially all of its assets or the Company's stockholders dispose of or become obligated to dispose of 50% or more of the outstanding shares of Common Stock, other than to the Company or a subsidiary of the Company, in either case by means of a tender offer, sale, merger, reorganization or liquidation, in one or a series of related transactions (AN "ACCELERATION EVENT"), then each outstanding Option shall become exercisable during the 30 days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of shares for which such Option has been granted: provided, however, that no Acceleration Event shall be deemed to occur for purposes of this section (unless otherwise provided in the applicable Agreement) in the event that (i) the term of the agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each Option shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof, and (ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction. Any exercise of Options during such 30-day period shall be conditioned upon the consummation of the Acceleration Event and shall be effective only concurrently with the consummation of the Acceleration Event, and in the event the Acceleration Event is not consummated all exercises of Options made pursuant to this section shall be of no further force or effect; unless, with respect to any such Option, such Option was otherwise exercisable in accordance with its terms without regard to this section and the participant exercising such Option indicates in writing that such exercise is not conditioned on the consummation of the Acceleration Event. Upon consummation of the Acceleration Event, all outstanding Options, whether or not accelerated pursuant to this section, shall terminate and cease to be exercisable, unless assumed by the successor corporation or a parent thereof.

         11.2 In the event of the occurrence of an Acceleration Event in which the Company will not be the surviving entity or in which all of the shares of Common Stock of the Company are being acquired, any participant who is then subject to the filing requirements imposed under Section 16(a) of the 1934 Act with respect to the Company shall receive a payment of cash equal to the difference between the aggregate fair market value of the shares of Common Stock subject to such accelerated Option and the aggregate Exercise Price of such shares. Payment shall be made within 10 days after the consummation of the Acceleration Event. The foregoing payments under this section shall be made in lieu of and in full discharge of any and all obligations of the Company with respect to all subject Options of the participant.

         11.3 The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


12.      CANCELLATION AND REPRICING OF OPTIONS.

         12.1 The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options under this Plan (subject to the limitations hereof) providing for the purchase of the same or a different number of shares of Common Stock and, in the case of ISO's, the grant is at an Exercise Price not less than 100% of the fair market value of the Common Stock on the new grant date. The Agreement reflecting the terms of the new Options may, in the discretion of the Committee, include the same terms and conditions as the Agreement reflecting the terms of the old Options including, without limitation, the same vesting schedule.

         12.2 The Committee may, in its discretion, amend the terms of any Agreement, with the consent of the affected participant, to provide that the Exercise Price of the shares remaining subject to the original Option shall be reestablished at a price not less than 100% of the fair market value of the Common Stock on the effective date of such amendment.


13.      ADJUSTMENTS AND CHANGES IN THE COMMON STOCK.

         13.1 In the event that the shares of Common Stock as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding Options pursuant to the provisions of Section 11, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Each Agreement shall be deemed amended appropriately as to price and other terms as may be necessary in the determination of the Committee to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Common Stock, or of any stock or securities into which such shares have been changed, or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change requires an adjustment in the terms of any Option granted or that may be granted, such adjustment shall be made in accordance with such determination and each Agreement reflecting such terms shall be deemed amended. Fractional shares resulting from any adjustment in Options pursuant to this section shall be rounded down to the nearest whole number of shares.

         13.2 Notwithstanding the foregoing, any and all adjustments in the terms of ISO's shall comply in all respects with applicable sections of the IRC and the regulations thereunder.

         13.3 Notice of any adjustment in the terms of Options shall be given by the Company to each holder of an Option that has been so adjusted. However, such adjustment shall be effective and binding for all purposes whether or not such notice is given or received.


14.      APPLICATION OF RULE 16B-3.

                 With respect to grants of Options to persons are then subject to Section 16 of the 1934 Act, this Plan shall be governed by Rule 16b-3.


15.      NO RIGHTS AS STOCKHOLDER.

                 No participant shall have rights as a holder of Common Stock with respect to Options unless and until certificates for shares of such stock are issued to the participant or the participant's legal representative.

16.      WITHHOLDING TAXES.

                 The Company shall have the right to withhold from the participant, at the time of the issuance by the Company of any shares, any federal, state or other taxes required by law to be withheld with respect to such issuance or to require, through withholding from the participant's salary or otherwise, the payment by the participant of any such taxes. An Agreement may provide that the participant may satisfy any such obligation by any of the following means: (i) a cash payment to the Company by the participant, (ii) delivery to the Company of previously owned shares of Common Stock that the participant has held for at least six months prior to the delivery of such shares or that the participant purchased on the open market and for which the purchaser has good and marketable title, free and clear of any security interest, lien or encumbrance, having an aggregate fair mated value, determined as of the date the obligation to withhold or pay taxes arises in connection with the Option (THE "TAX DATE"), equal to the amount necessary to satisfy any such obligation, (iii) a cash payment to the Company by a broker-dealer acceptable to the Company to whom the purchaser has submitted an irrevocable notice of exercise, or (iv) the withholding by the Company from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market on the Tax Date equal to the amount required to be withheld; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to clauses (ii) or (iii) and that if the participant is a person subject to Section 16 of the 1934 Act, the Company may require that the method of satisfying any such withholding obligation be in compliance with said Section 16 and Rule 16b-3 thereunder.


17.      TRANSFERABILITY.

                 No Incentive Stock Option may be in any way transferred, assigned, pledged or hypothecated by the participant to which it was granted or awarded, other than by will or the laws of descent or distribution, and an Incentive Stock Option may be exercised during the participant's lifetime only by the participant or the participant's legal representative.

                 No NQSO may be in any way transferred, assigned, pledged or hypothecated by the participant to which that NQSO was granted or awarded other than by will or the laws of descent or distribution or, if and to the extent that the Agreement governing such NQSO so provides, to a family member of such participant, to a trust established for the benefit of such participant or family member or to a qualified charity (as defined in the Agreement). A NQSO may be exercised during the participant's lifetime only by the participant or the participant's legal representative or, if applicable Agreement so provides, by a permitted transferee or his or her legal representative. Notwithstanding the foregoing, the Committee may upon request consent to such additional transfers of NQSO's as the Committee may determine in its sole discretion subject to such conditions as the Committee may require and provided such transfer will not cause the Plan to no longer comply with Rule 16b-3 or any other regulatory requirements.


18.      AMENDMENTS AND TERMINATION.

         18.1 In addition to such amendments as are provided for in Section 12, with the consent of the affected participant the Committee may amend any outstanding Agreement in a manner not inconsistent with this Plan.

         18.2 Unless the holders of at least a majority of the issued outstanding shares of Common Stock shall have approved thereof, no amendment of this Plan shall be effective which would cause the Plan to no longer comply with Rule 16b-3 or other regulatory requirements. In the event that the Committee or the Board of Directors determines at any time or from time to time that Rule 16b-3 requires that the terms of any outstanding Option be modified, the Committee or the Board of Directors shall have the right and power to amend any outstanding Agreement, or otherwise modify the terms of any outstanding Option, without the consent of the affected participant(s) and irrespective of whether such modification is (i) consistent with the terms of this Plan, or
(ii) adverse to such participant(s). For the purposes of this section, any (I) cancellation and reissuance, or (II) repricing of any Options granted at a new Exercise Price as provided in Section 12 shall not constitute an amendment of this Plan.

         18.3 The Board of Directors may at any time terminate or from time to time amend this Plan in whole or in part, but no such amendment shall adversely affect any rights or obligations with respect to any Options theretofore granted under this Plan (except as contemplated by Section 18.2).


19.      GOVERNING LAW.

                 The validity and construction of this Plan and the Agreements shall be governed by the laws of the State of Delaware.